SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                   Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 25, 2001
                  --------------------------------------------
                        (Date of earliest event reported)

                                  July 31, 2001
                  --------------------------------------------
                                (Date of report)


                              NETWORK COMMERCE INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Washington                       000-26707                91-1628103
----------------------------      ---------------------    --------------------
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
  of Incorporation)                                        Identification No.)

           411 First Avenue South, Suite 200 North, Seattle, WA 98104
-------------------------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

     On July 25, 2001, Network Commerce Inc. ("NCI") and Capital Ventures International ("CVI") entered into a Settlement Agreement (The "Settlement Agreement") with respect to certain claims arising out of the Securities Purchase Agreement dated as of September 28, 2000 between NCI and CVI, and all amendments thereto, and all documents (other than the Registration Rights Agreement) executed in connection therewith (collectively referred to as the "Contract"). Pursuant to the Settlement Agreement, NCI paid CVI $2,200,000.00 and delivered to CVI a $1,500,000.00 promissory note (the "Settlement Note") in the form attached to the Settlement Agreement. CVI agreed that, upon the payment of the $2,200,000.00 and the delivery of the Settlement Note, NCI satisfied all of its past, present and future obligations to CVI under the Contract.

     Pursuant to the Settlement Agreement, CVI released NCI, and NCI released CVI, from all claims, demands and causes of action, whether direct or indirect, known or unknown, which either CVI or NCI owned or held against the other based upon the Contract. However, CVI did not release (a) CVI's claim against NCI for an alleged violation of section 10(b) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, stated in count I of its May 22, 2001 complaint filed in the United States District Court for the Southern District of New York under Civil Action No. 01CV-4390 (the "Complaint"), (b) CVI's claim against certain individual officers and current and former directors mentioned in the Complaint (the "individual defendants") for an alleged violation of section 20(a) of the Securities Exchange Act of 1934, stated in count II of the Complaint, and (c) CVI's claim for fraudulent inducement set forth in count III of the Complaint. CVI agreed that in partial consideration for its receipt of the cash payment and Settlement Note described above, CVI would not, in prosecuting its claims against NCI and the Individual Defendants preserved under the Settlement Agreement, assert a claim in excess of the principal amount of $20,000,000.00 less any value received (and not returned, paid-over or disgorged as more fully described in the Settlement Agreement) pursuant to the Settlement Agreement. The parties agreed to promptly execute and file a stipulated order of dismissal with prejudice of counts IV through VI of the Complaint.

     The Settlement Agreement is filed as an exhibit to this report and is incorporated into this report by reference. This summary of the provisions of the Settlement Agreement is not complete, and you should refer to the exhibit for a copy of the actual Settlement Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Information

         Not applicable.

         (b)      Pro Forma Financial Information

         Not applicable

         (c)      Exhibits

         10.1 Settlement Agreement, dated as of July 25, 2001 between Network Commerce Inc. and Capital Ventures International

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NETWORK COMMERCE INC.


Dated:  July 31, 2001                         By    /s/ Dwayne Walker
                                                    Dwayne Walker
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

          10.1 Settlement Agreement, dated as of July 25, 2001, between Network Commerce Inc. and
                           Capital Ventures International